SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                August 15, 2001
                      -------------------------------------
                Date of Report (date of earliest event reported)


                               ABSOLUTEFUTURE.COM
                       -----------------------------------
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)


                                     NEVADA
                         ------------------------------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


               000-24199                           88-0306099
        (Commission File Number)         (IRS Employer Identification No.)


                               AbsoluteFuture.com
             10900 N.E. 8th Street, Suite 1414, Bellevue, WA. 98004
             -------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (425) 462-6210
         ---------------------------------------------------------------
              (Issuer's telephone number, including area code)



ITEM 1.     Changes in Control of Registrant

          None

ITEM 2.     Acquisition or Disposition of Assets

          None

ITEM 3.     Bankruptcy or Receivership

          None

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Item 4.     Changes in Registrant's Certifying Accountant

KPMG LLP was previously the principal accountants for AbsoluteFuture.com. On November 16, 2001, that firm resigned and Beckstead & Associates, PC was engaged as principal accountants. The selection of Beckstead & Associates, PC was recommended by the board of directors.

At no time preceding November 16, 2001 has the Company (or anyone on behalf of the Company) consulted with Beckstead & Associates, PC on matters regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was the subject of a disagreement with KPMG LLP or a reportable event.

In connection with the audit of the fiscal year ended December 31, 1999, and the period from November 16, 1998 (inception) to December 31, 1998, and the subsequent period through November 15, 2001, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit report of KPMG LLP on the consolidated financial statements of AbsoluteFuture.com and subsidiaries as of and for the year ended December 31, 1999 and the period from November 16, 1998 (inception) to December 31, 1998, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG LLP's report on the consolidated financial statements of AbsoluteFuture.com and subsidiaries as of and for the year ended December 31, 1999 and the period from November 16, 1998 (inception) to December 31, 1998 contained a separate paragraph stating that "the Company has incurred net losses since inception and has net capital and working capital deficiencies at December 31, 1999 that raise substantial doubt about its ability to continue as a going concern.
Management's plans in regard to these matters are also described in note 10.
The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

KPMG LLP informed Company management in March 2001 that a disclaimer of opinion would be rendered on the Company's consolidated financial statements for the year ended December 31, 2000 unless the Company was able to obtain sufficient financing to ensure its cash flow needs could be met for at least 90 days subsequent to the issuance of their auditors' report. This issue was not resolved prior to KPMG LLP's resignation.

A letter from KPMG LLP is attached as Exhibit A.

(b) On November 16, 2001, the Company engaged Beckstead & Associates, PC ("Beckstead") as its independent auditors for the fiscal year ended December 31, 2001. At no time preceding November 16, 2001 has the Company (or anyone on behalf of the Company) consulted with Beckstead on matters regarding the

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application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

ITEM 5. OTHER EVENTS.

     On August 15, 2001 George Begley and Lee Zuker resigned from the Board of Directors of the Company.

     On September 20, 2001 Graham Andrews resigned from the Board of Directors.

     On August 15, 2001 the Company named Kevin M. Murphy as Director to serve as President and CEO. Mr. Murphy is an International Consultant, with over 30 years of Executive Management experience in Finance, Administration and New Business Development. He serves on the Board of Directors of several public Companies listed on the US Stock Exchanges. Mr. Murphy is an Alumnus of The University of California, Los Angeles School of Economics and the California State University at Los Angeles's School of Business. Mr. Murphy has held various senior corporate positions in the Public and Private sectors. Mr. Murphy currently is the President and Chairman of the Board of a Private U.S. Oil firm. Mr. Murphy is CEO of Absolute Future Capital Group, Inc., a Private Investment Banking Firm. He is CEO and Chairman of the Board of SafeMessage- Americas, Inc., a software technology Company. Mr. Murphy is a Director of Global Web T.V., Inc., a Public Company. He is an Alumni of Sigma Alpha Epsilon.

Effective August 15, 2001, Phillip E. Miller will be a Director and will act as Secretary and Vice President. Mr. Miller as an attorney with over 24 years
experience in litigation and trial work.   He is a graduate of the University of
Washington with a B.A. in Speech Communications and a Secondary Education Teaching Certificate. Mr. Miller subsequently graduated Willamette University with a Juris Doctor degree. He was a Deputy Prosecuting Attorney for King County, WA following his graduation from Law School. Since 1979, Mr. Miller has been in private practice. He serves on the Board of Directors of SafeMessage - Americas Inc. and Absolute Capital, Inc. Mr. Miller is an alumnus of Sigma Alpha Mu Fraternity.

On October 18, 2001 the Company granted an exclusive international license for all rights, if any, the company owns, to develop and sell SafeMessage and any derivative products to SafeMessage Americas. Inc. an affiliate company incorporated in the State of Washington. The compensation for the assignment of the license was a 1.5% gross royalty in sales and 950,000 shares of SafeMessage Americas Inc. common stock.

On October 26, 2001, Kenneth B. Liebscher agreed to be a Director of the Company and act as Chief Financial Officer. Mr. Liebscher is an international businessman with an extensive background in sales and marketing. In 22 years with Dentsply International, the world's largest dental products manufacturer, he climbed the ranks to become Manager of their West Coast Division, headquartered in San Francisco. In February 1990, Mr. Liebscher was recruited by a major Europe-based competitor, Ivoclar Liechtenstein to lead their entry into the North American market, and within two years became Executive Vice-President of Sales and Marketing and helped to expand this company's

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worldwide sales to $300,000,000 before retiring. In May 1992, Mr. Liebscher left his previous position to become a director of a reporting company called E.T.C. Industries Ltd. Subsequently, he became president of its wholly owned subsidiary The Electric Car Company and beginning in 1994, led a team that developed the MI-6 prototype electric car from the ground up. Mr. Liebscher also serves as a director of the following reporting companies: Belmont
Resources Inc.; ThermoElastic Technologies Inc.; ETC Industries Ltd., and
Montoro Resources Inc. Mr. Liebscher has attended the University of British Columbia.

On November 16, 2001, the Company retained Shawn Hackman , a Law Corporation of Las Vegas NV, as legal counsel to the Company.

The Company is a party to a lawsuit filed by the Securities and Exchange Commission, Case No. 01-CV-9058 (S.D.N.Y.). Because of errors and omissions, the Company retracts in their entirety all News Releases listed in the SEC Lawsuit. Current management accepts responsibility for the accuracy of all News releases effective August 15, 2001.

Graham Andrews, former President and CEO has been indicted on criminal charges by the State of N.Y. and is being sued in civil court by the Securities and Exchange Commission for actions taken as an Officer and Director.

The Company has defaulted on a loan from Stephen D. Margulies and a judgment has been entered for $121,872.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(1)   Financial Statements - None.

(2)   Exhibits

      Exhibit 16(b) - Consent of Independent Accountants


                                   SIGNATURES


     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on December 27, 2001.



                                   AbsoluteFuture.Com



                                   By:  /s/ Kevin M. Murphy
                                        President

                                   By:  /s/ Kenneth B. Liebscher
                                        Chief Financial Officer

Dated: December 27, 2001

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EXHIBIT A



KPMG
     3100 Two Union Square                                Telephone 206 292 1500
     601 Union Street
     Seattle, WA  98101




December 27, 2001

Securities and Exchange Commission
Washington, D.C.  20549


PRIVATE & CONFIDENTIAL

We were previously principal accountants for AbsoluteFuture.com and, under the date of April 7, 2000, we reported on the consolidated financial statements of AbsoluteFuture.com and subsidiaries as of and for the year ended December 31, 1999 and the period from November 16, 1998 (inception) to December 31, 1998. We have read AbsoluteFuture.com's statements included under Item 4 of its Form 8-K dated December 24, 2001, and we agree with such statements, except that we are not in a position to agree or disagree with AbsoluteFuture.com's statement that the selection of Beckstead & Associates, PC was recommended by the board of directors and we are not in a position to agree or disagree with AbsoluteFuture.com's statement about any matters that Beckstead & Associates, PC were or were not consulted on.

Very truly yours,


/s/ KPMG LLP

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